UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–21598)

Exact name of registrant as specified in charter:	Putnam Target Date Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2020

Date of reporting period:	For the period December 31, 2019 (commencement of operations) to August 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Retirement Advantage Funds

Putnam Retirement Advantage Funds invest in a diversified mix of Putnam portfolios and funds to match the time horizons of retirement investors.

Putnam Retirement
Advantage
Funds

Putnam Retirement Advantage 2060 Fund	Putnam Retirement Advantage 2035 Fund
Putnam Retirement Advantage 2055 Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2050 Fund	Putnam Retirement Advantage 2025 Fund
Putnam Retirement Advantage 2045 Fund	Putnam Retirement Advantage 2020 Fund
Putnam Retirement Advantage 2040 Fund	Putnam Retirement Advantage Maturity Fund

Annual report
8 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

October 13, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Performance history from the funds’ inception on 12/31/19 through 8/31/20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. See below and pages 8–15 for additional performance information. For a portion of the period, the funds had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

This table shows the performance of broad market indexes from the funds’ inception on 12/31/19 through 8/31/20. See above and pages 8–15 for additional fund performance information. Index descriptions can be found on page 22

2 Retirement Advantage Funds

How were market conditions during the eight-month reporting period?

Global financial markets proved to be surprisingly resilient during this period. All major U.S. equity indexes have climbed for five consecutive months after a volatile February and March 2020 caused by the COVID-19 pandemic and the collapse in oil prices. The S&P 500 Index, a broad measure of U.S. stock performance, advanced 9.74%. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. investment-grade fixed-income securities, gained 6.85% and the ICE BofA U.S. 3-Month Treasury Bill Index rose 0.62% during the eight-month period.

The rally has been fueled by stimulus from Congress and the Federal Reserve [Fed], signs of economic revival, and progress toward a COVID-19 vaccine. The Fed cut interest rates to near zero in mid-March, unleashed a torrent of bond-buying programs to help stabilize the markets, and signaled that it was likely to keep borrowing costs low for an extended period. These actions have increased liquidity in the bond markets and, in turn, stabilized spreads. The yield on the 10-year Treasury note ended August 2020 at 0.72% compared with 1.88% at the beginning of the year. Central banks across

Retirement Advantage Funds 3

Europe, Asia, and other regions also rolled out COVID-19 stimulus measures.

Still, some investors are bracing for a slower recovery, amid ongoing spikes in COVID-19 cases, and a prolonged legislative gridlock on a new stimulus package. Democrats and Republicans have been at an impasse over the next virus relief bill since talks broke off in early August. In addition, the U.S. presidential election campaigns have kicked into full gear.

How did the Putnam Retirement Advantage Funds, launched on December 31, 2019, perform? Could you summarize the funds’ investment philosophy?

All of the Retirement Advantage Funds had positive returns during the period. During the eight months ended August 31, 2020, we continued to actively adjust our allocation mix.

Putnam Retirement Advantage Funds invest in underlying Putnam mutual funds (underlying funds) to create a diversified target-date portfolio. We use an important tool called a glide path to determine the funds’ allocations among asset classes and the underlying funds. With the glide path as a reference point, our portfolio managers make tactical decisions based on our analysis of current market risks and opportunities.

The funds finished the period with positive returns, driven by global equity market strength. We were pleased with the downside protection our near-retirement funds provided during the first-quarter bear market. As expected, those funds did not rebound as strongly in the second quarter. In funds further from retirement, where we start with a higher equity allocation than industry average, we saw strong second-quarter performance due in large part to equity market strength.

Overall, our asset allocation decisions for the underlying funds added to performance. During the period we continued to be active in adjusting our allocation mix. The strategies of the underlying funds were slightly underweight equity risk and interest-rate risk, and slightly overweight credit risk. The funds benefited from the team’s allocation decisions in the first quarter of 2020. We shifted to a relative underweight position in equity risk to start the year, which proved beneficial as COVID-19 fears sent equity markets in a tailspin.

For our fixed-income allocations in the underlying funds, the funds had an underweight position to credit risk and a slightly overweight position to interest-rate risk. These allocation decisions were beneficial to the funds, especially during the height of market volatility. Some of these gains were given back early in the second quarter of 2020, as our underweight position to equities detracted when markets rebounded from their late-March lows.

We moved equity risk back to neutral in mid-April and to slightly underweight in May. In fixed income, the underlying funds were slightly underweight rate risk and slightly overweight credit risk. In the latter part of the period, the funds were weakened by our slight underweight position to equity risk as markets extended their rally. Our slight overweight to credit risk aided performance as spreads continued to tighten. Overall, our allocation decisions in credit added the most to performance during the period.

Our active implementation decisions detracted from benchmark-relative performance. Selection within equities had mixed results. Our quantitative U.S. large-cap strategy experienced weakness during the period, but this loss was mitigated by slight selection strength in the underlying funds’ U.S. large-cap value sleeves. In portfolios further from retirement, we continued to see strong performance from emerging-market equity selection.

4 Retirement Advantage Funds

What is your near-term outlook for the markets?

Global financial markets rebounded as governments and central banks introduced stimulus measures to reduce the economic impact of the lockdowns. However, in our view, the biggest risk on the horizon is the further spread of COVID-19 and its effects on growth, corporate earnings, and cash flows. For stocks, we don’t expect to see a significant pullback. In corporate credit, both investment-grade and high-yield bonds advanced and spreads tightened, mirroring the strength seen across equity markets. We believe credit markets will continue to improve amid the Fed’s unprecedented backstop.

Fed officials have reiterated their pledge to maintain aggressive measures to support the economy, and have pinned the policy rate near zero. Therefore, we expect short-term rates to remain near record lows for the remainder of this year. In August 2020, the central bank helped further buoy investor optimism by announcing a shift in its approach to monetary policy. The Fed will drop its longstanding practice of preemptively lifting rates to head off higher inflation, and has signaled that it wants inflation to rise modestly above the 2% target.

Our positioning remains tactically neutral. As such, the funds (through their investments in the underlying funds) are slightly overweight credit risk and slightly underweight equity risk and interest-rate risk.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the underlying fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, an underlying fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Retirement Advantage Funds 5

Composition of the funds’ underlying investments

Each Putnam Retirement Advantage Fund invests, to varying degrees, in a variety of Putnam mutual funds. This section describes the goals and strategies of each of the underlying Putnam funds as of August 31, 2020. For more information, please see each fund’s prospectus.

Putnam Dynamic Asset Allocation Equity Fund

The fund’s portfolio invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide and is designed for investors seeking long-term growth. The fund typically allocates approximately 75% of its assets to investments in U.S. companies and 25% of its assets to international companies, but allocations may vary. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Dynamic Asset Allocation Growth Fund

The fund’s portfolio invests mainly in equity securities (growth or value stocks or both) of U.S. and international companies of any size and is designed for investors seeking capital appreciation with moderate risk. The fund’s strategic equity weighting is 80% (the range is 65% to 95%), with the balance invested in a range of fixed-income investments. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Dynamic Asset Allocation Balanced Fund

The fund’s portfolio is diversified across stocks and bonds in global markets and is designed for investors seeking total return. The fund’s strategic equity allocation is 60% (the range is 45% to 75%), with the balance invested in bonds and money market instruments. The Portfolio Managers can adjust the allocations based on market conditions.

Putnam Dynamic Asset Allocation Conservative Fund

The fund’s globally diversified portfolio emphasizes bonds over stocks and is designed for investors who want to protect the value of their investment while receiving regular income and protection against inflation. The strategic fixed-income allocation is 70% (with a range of 55% to 85%), with the balance invested in stocks and money market instruments. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Income Strategies Portfolio

The portfolio focuses on fixed income securities, including U.S. government obligations, corporate bonds, and securitized debt instruments of any credit quality. The fund’s strategic fixed-income allocation is 75% (with a range of 50% to 95%) with the balance invested in equities (with a range of 5% to 50%) and other instruments. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Short Term Investment Fund

The fund invests in a diversified portfolio of short duration, investment-grade fixed income securities to generate income, maintain liquidity, and preserve capital. The portfolio includes U.S. Treasuries, agency mortgage-backed securities, and a variety of investment-grade corporate bonds and notes.

6 Retirement Advantage Funds

Each Retirement Advantage Fund has a different target date indicating when each fund’s investors expect to retire and begin withdrawing assets from their account, typically at retirement. The funds are generally weighted more heavily toward more aggressive, higher-risk investments when the target date of the fund is far off, and more conservative, lower-risk investments when the target date of the fund is near. The principal value of the funds is not guaranteed at any time, including the target date.

Allocations by fund as of 8/31/20

Percentages are based on net assets as of 8/31/20. Portfolio composition may vary over time. Due to rounding, percentages may not equal 100%.

Retirement Advantage Funds 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information since fund inception on December 31, 2019 through August 31, 2020, the end of its initial fiscal period. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 shares are not available to all investors. See the Terms and definitions section in this report for definitions of the funds’ class R6 shares.

Fund performance Total return for the period ended 8/31/20

Class R6
(12/31/19)
Net asset value
2060 Fund
Life of fund	6.60%
2055 Fund
Life of fund	6.30
2050 Fund
Life of fund	6.00
2045 Fund
Life of fund	5.50
2040 Fund
Life of fund	5.50
2035 Fund
Life of fund	5.60
2030 Fund
Life of fund	5.50
2025 Fund
Life of fund	5.50
2020 Fund
Life of fund	5.00
Maturity Fund
Life of fund	4.90

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class R6 shares have no initial sales charge or CDSC.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, these funds had expense limitations, without which returns would have been lower.

8 Retirement Advantage Funds

Comparative index returns Total return for the period ended 8/31/20

Life of fund*
S&P Target Date To 2060+ Index	2.14%
S&P Target Date To 2055 Index	1.57
S&P Target Date To 2050 Index	1.99
S&P Target Date To 2045 Index	1.77
S&P Target Date To 2040 Index	2.30
S&P Target Date To 2035 Index	3.25
S&P Target Date To 2030 Index	3.74
S&P Target Date To 2025 Index	4.22
S&P Target Date To 2020 Index	4.61
S&P Target Date To Retirement Income Index	5.02

* The inception date of Putnam Retirement Advantage Funds, inception date 12/31/19.

Retirement Advantage Funds 9

10 Retirement Advantage Funds

Retirement Advantage Funds 11

12 Retirement Advantage Funds

Retirement Advantage Funds 13

Fund price and distribution information For the life-of-fund period ended 8/31/20

Distributions	Class R6
2060 Fund
Share value	Net asset value
12/31/19*	$10.00
8/31/20	10.66
2055 Fund
Share value	Net asset value
12/31/19*	$10.00
8/31/20	10.63
2050 Fund
Share value	Net asset value
12/31/19*	$10.00
8/31/20	10.60
2045 Fund
Share value	Net asset value
12/31/19*	$10.00
8/31/20	10.55
2040 Fund
Share value	Net asset value
12/31/19*	$10.00
8/31/20	10.55
2035 Fund
Share value	Net asset value
12/31/19*	$10.00
8/31/20	10.56
2030 Fund
Share value	Net asset value
12/31/19*	$10.00
8/31/20	10.55
2025 Fund
Share value	Net asset value
12/31/19*	$10.00
8/31/20	10.55
2020 Fund
Share value	Net asset value
12/31/19*	$10.00
8/31/20	10.50
Maturity Fund
Share value	Net asset value
12/31/19*	$10.00
8/31/20	10.49

The fund made no distributions during the period.

* Inception date of the fund.

14 Retirement Advantage Funds

Fund performance for most recent calendar quarter Total return for period ended 9/30/20

Class R6
(12/31/19)
Net asset value
2060 Fund
Life of fund	3.00%
2055 Fund
Life of fund	3.00%
2050 Fund
Life of fund	2.90%
2045 Fund
Life of fund	2.60%
2040 Fund
Life of fund	2.70%
2035 Fund
Life of fund	3.10%
2030 Fund
Life of fund	3.30%
2025 Fund
Life of fund	3.90%
2020 Fund
Life of fund	3.70%
Maturity Fund
Life of fund	3.60%

See the discussion following the fund performance tables on page 8 for information about the calculation of fund performance.

Retirement Advantage Funds 15

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. During the period from the fund’s inception (12/31/19) through 8/31/20, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class R6
Putnam Retirement Advantage 2060 Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.45%
Estimated total annual operating expenses for the fiscal year ended 8/31/20†	1.64%
Annualized expense ratio for the six-month period ended 8/31/20#	–0.16%
Putnam Retirement Advantage 2055 Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.45%
Estimated total annual operating expenses for the fiscal year ended 8/31/20†	1.64%
Annualized expense ratio for the six-month period ended 8/31/20#	–0.16%
Putnam Retirement Advantage 2050 Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.45%
Estimated total annual operating expenses for the fiscal year ended 8/31/20†	1.64%
Annualized expense ratio for the six-month period ended 8/31/20#	–0.17%
Putnam Retirement Advantage 2045 Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.45%
Estimated total annual operating expenses for the fiscal year ended 8/31/20†	1.63%
Annualized expense ratio for the six-month period ended 8/31/20#	–0.17%
Putnam Retirement Advantage 2040 Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.45%
Estimated total annual operating expenses for the fiscal year ended 8/31/20†	1.61%
Annualized expense ratio for the six-month period ended 8/31/20#	–0.16%
Putnam Retirement Advantage 2035 Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.45%
Estimated total annual operating expenses for the fiscal year ended 8/31/20†	1.38%
Annualized expense ratio for the six-month period ended 8/31/20#	–0.13%
Putnam Retirement Advantage 2030 Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.45%
Estimated total annual operating expenses for the fiscal year ended 8/31/20†	1.32%
Annualized expense ratio for the six-month period ended 8/31/20#	–0.08%
Putnam Retirement Advantage 2025 Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.45%
Estimated total annual operating expenses for the fiscal year ended 8/31/20†	1.27%
Annualized expense ratio for the six-month period ended 8/31/20#	–0.03%
Putnam Retirement Advantage 2020 Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.45%
Estimated total annual operating expenses for the fiscal year ended 8/31/20†	1.00%
Annualized expense ratio for the six-month period ended 8/31/20#	0.22%

16 Retirement Advantage Funds

Expense ratios cont.

Class R6
Putnam Retirement Advantage Maturity Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.45%
Estimated total annual operating expenses for the fiscal year ended 8/31/20†	0.95%
Annualized expense ratio for the six-month period ended 8/31/20#	0.25%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and differs from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Prospectus expense information also includes the impact of acquired fund fees and expense in which each fund invests (see table below), which are not included in financial highlights or annualized expense ratios.

Putnam Retirement Advantage 2060 Fund	0.62%
Putnam Retirement Advantage 2055 Fund	0.63%
Putnam Retirement Advantage 2050 Fund	0.64%
Putnam Retirement Advantage 2045 Fund	0.64%
Putnam Retirement Advantage 2040 Fund	0.63%
Putnam Retirement Advantage 2035 Fund	0.59%
Putnam Retirement Advantage 2030 Fund	0.54%
Putnam Retirement Advantage 2025 Fund	0.50%
Putnam Retirement Advantage 2020 Fund	0.24%
Putnam Retirement Advantage Maturity Fund	0.20%

* Reflects Putnam Management’s decision to contractually limit expenses through 12/31/22.

† Other expenses are based on estimated amounts for the current year.

# Excludes the expense ratio of the underlying Putnam mutual funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each fund from 3/1/20 to 8/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class R6
Putnam Retirement Advantage 2060 Fund
Expenses paid per $1,000*†	$(0.87)
Ending value (after expenses)	$1,163.80
Putnam Retirement Advantage 2055 Fund
Expenses paid per $1,000*†	$(0.87)
Ending value (after expenses)	$1,158.00
Putnam Retirement Advantage 2050 Fund
Expenses paid per $1,000*†	$(0.92)
Ending value (after expenses)	$1,148.40
Putnam Retirement Advantage 2045 Fund
Expenses paid per $1,000*†	$(0.91)
Ending value (after expenses)	$1,136.90
Putnam Retirement Advantage 2040 Fund
Expenses paid per $1,000*†	$(0.86)
Ending value (after expenses)	$1,129.60

Retirement Advantage Funds 17

Expenses per $1,000 cont.

Class R6
Putnam Retirement Advantage 2035 Fund
Expenses paid per $1,000*†	$(0.69)
Ending value (after expenses)	$1,117.50
Putnam Retirement Advantage 2030 Fund
Expenses paid per $1,000*†	$(0.42)
Ending value (after expenses)	$1,101.30
Putnam Retirement Advantage 2025 Fund
Expenses paid per $1,000*†	$(0.16)
Ending value (after expenses)	$1,073.20
Putnam Retirement Advantage 2020 Fund
Expenses paid per $1,000*†	$1.14
Ending value (after expenses)	$1,060.60
Putnam Retirement Advantage Maturity Fund
Expenses paid per $1,000*†	$1.29
Ending value (after expenses)	$1,058.50

* Expenses are calculated using the fund’s annualized expense ratio for class R6 shares, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the expenses you paid for the six months ended 8/31/20, use the following calculation method. To find the value of your investment on 3/1/20, call Putnam at 1-800-225-1581.

18 Retirement Advantage Funds

Estimate the expenses you paid cont.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in each of the Retirement Advantage Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class R6
Putnam Retirement Advantage 2060 Fund
Expenses paid per $1,000*†	$(0.81)
Ending value (after expenses)	$1,025.94
Putnam Retirement Advantage 2055 Fund
Expenses paid per $1,000*†	$(0.81)
Ending value (after expenses)	$1,025.94
Putnam Retirement Advantage 2050 Fund
Expenses paid per $1,000*†	$(0.87)
Ending value (after expenses)	$1,025.99
Putnam Retirement Advantage 2045 Fund
Expenses paid per $1,000*†	$(0.87)
Ending value (after expenses)	$1,025.99

Retirement Advantage Funds 19

Compare expenses using the SEC’s method cont.

Class R6
Putnam Retirement Advantage 2040 Fund
Expenses paid per $1,000*†	$(0.81)
Ending value (after expenses)	$1,025.94
Putnam Retirement Advantage 2035 Fund
Expenses paid per $1,000*†	$(0.66)
Ending value (after expenses)	$1,025.79
Putnam Retirement Advantage 2030 Fund
Expenses paid per $1,000*†	$(0.41)
Ending value (after expenses)	$1,025.54
Putnam Retirement Advantage 2025 Fund
Expenses paid per $1,000*†	$(0.15)
Ending value (after expenses)	$1,025.29
Putnam Retirement Advantage 2020 Fund
Expenses paid per $1,000*†	$1.12
Ending value (after expenses)	$1,024.03
Putnam Retirement Advantage Maturity Fund
Expenses paid per $1,000*†	$1.27
Ending value (after expenses)	$1,023.88

* Expenses are calculated using the fund’s annualized expense ratio for class R6 shares, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

20 Retirement Advantage Funds

Consider these risks before investing

If the quantitative models or data that are used in managing an underlying fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Our allocation of assets among permitted asset categories may hurt performance. The value of investments in the underlying funds’ portfolios may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the underlying funds’ portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment grade bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The underlying funds may have to invest the proceeds from prepaid investments, including mortgage and asset backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. Convertible securities’ prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. There is no guarantee that the funds will provide adequate income at and through an investor’s retirement. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the funds.

Retirement Advantage Funds 21

Terms and definitions

Total return shows how the value of each fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Share class

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE (Europe, Australasia, Far East) Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Target Date To Index Series is designed to represent a small, style-specific derived consensus of asset class exposure and glide path for a specified list of target retirement dates.

S&P Target Date To Retirement Income Index is designed to represent a market consensus of asset class exposure and glide path across the universe of “to” target date fund managers.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

22 Retirement Advantage Funds

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from December 31, 2019 (commencement of operations) to June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain each fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2020, Putnam employees had approximately $505,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Retirement Advantage Funds 23

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

24 Retirement Advantage Funds

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund (except for those funds, including your fund, that had only recently commenced operations), recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in”

Retirement Advantage Funds 25

management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

The Trustees noted that the management fee for each Putnam Retirement Advantage Fund (except Putnam Retirement Advantage Maturity Fund) would be set each fiscal year based on a defined fee schedule in which the management fee paid by each fund declines as a percentage of its net assets as the fund approaches the target year indicated in its name. The Trustees also considered that Putnam Retirement Advantage Maturity Fund would have a fixed ongoing annual management fee rate.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio (except for those funds, including your fund, that had only recently commenced operations). In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations. For your fund, effective June 26, 2020 for Class R6 shares and effective September 1, 2020 for each other class, Putnam Management has agreed to reimburse all of the fund’s acquired fund fees and expenses and to waive fees and/or reimburse expenses of the fund to the extent that expenses of specified share classes (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, and extraordinary expenses) would exceed a specified annual rate of the fund’s average net assets attributable to the share class (0.55% for Class A shares, Class C shares, Class R5 shares, and Class Y shares, 0.70% for Class R shares, Class R3 shares, and Class R4 shares, and 0.45% for Class R6 shares) through at least December 30, 2023. (Prior to June 26, 2020, Putnam Management had agreed to waive fees and/or reimburse expenses of your fund so that the fund’s total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes, investment-related expenses, and extraordinary expenses) would equal 0.45% of the fund’s average net assets, in addition to reimbursing your fund for acquired fund fees and expenses.) Because your fund was not yet operational during the time period considered by the Trustees, the Trustees did not consider the effect that the expense limitations applicable to your fund may have had on your fund’s expenses. The support of Putnam Management for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

For each fund (except for those funds, including your fund, that had only recently commenced operations), the Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included the fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of the fund’s relative standing. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund (except for those funds, including your fund, that had only recently commenced operations), the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate

26 Retirement Advantage Funds

sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management

Retirement Advantage Funds 27

has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. Because your fund had only recently commenced operations (the fund commenced operations on December 31, 2019), the Trustees did not consider your fund’s performance in connection with their consideration of your fund’s management and sub-management contracts.

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

28 Retirement Advantage Funds

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Retirement Advantage Funds 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Target Date Funds and Shareholders of
Putnam Retirement Advantage 2060 Fund, Putnam Retirement Advantage 2055 Fund,
Putnam Retirement Advantage 2050 Fund, Putnam Retirement Advantage 2045 Fund,
Putnam Retirement Advantage 2040 Fund, Putnam Retirement Advantage 2035 Fund,
Putnam Retirement Advantage 2030 Fund, Putnam Retirement Advantage 2025 Fund,
Putnam Retirement Advantage 2020 Fund, and Putnam Retirement Advantage Maturity Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the funds’ portfolio, of Putnam Retirement Advantage 2060 Fund, Putnam Retirement Advantage 2055 Fund, Putnam Retirement Advantage 2050 Fund, Putnam Retirement Advantage 2045 Fund, Putnam Retirement Advantage 2040 Fund, Putnam Retirement Advantage 2035 Fund, Putnam Retirement Advantage 2030 Fund, Putnam Retirement Advantage 2025 Fund, Putnam Retirement Advantage 2020 Fund, and Putnam Retirement Advantage Maturity Fund (constituting Putnam Target Date Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 31, 2019 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period December 31, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 13, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

30 Retirement Advantage Funds

The funds’ portfolios 8/31/20

Putnam Retirement Advantage 2060 Fund	Shares	Value
Asset Allocation Funds (99.5%)*
Putnam Dynamic Asset Allocation Equity Fund Class P †††	20,490	$271,286
Putnam Dynamic Asset Allocation Growth Fund Class P †††	4,138	73,364
Total Asset Allocation Funds (cost $310,240)		$344,650

Fixed Income Funds (0.5%)*
Putnam Short Term Investment Fund Class G †††	1,573	$1,573
Total Fixed Income Funds (cost $1,573)		$1,573

TOTAL INVESTMENTS
Total Investments (cost $311,813)	$346,223

* Percentages indicated are based on net assets of $346,349.

Putnam Retirement Advantage 2055 Fund	Shares	Value
Asset Allocation Funds (99.5%)*
Putnam Dynamic Asset Allocation Equity Fund Class P †††	57,249	$757,976
Putnam Dynamic Asset Allocation Growth Fund Class P †††	26,532	470,404
Total Asset Allocation Funds (cost $1,074,875)		$1,228,380

Fixed Income Funds (0.5%)*
Putnam Short Term Investment Fund Class G †††	5,560	$5,560
Total Fixed Income Funds (cost $5,560)		$5,560

TOTAL INVESTMENTS
Total Investments (cost $1,080,435)	$1,233,940

* Percentages indicated are based on net assets of $1,234,468.

Putnam Retirement Advantage 2050 Fund	Shares	Value
Asset Allocation Funds (99.5%)*
Putnam Dynamic Asset Allocation Equity Fund Class P †††	56,398	$746,714
Putnam Dynamic Asset Allocation Growth Fund Class P †††	71,221	1,262,746
Total Asset Allocation Funds (cost $1,766,850)		$2,009,460

Fixed Income Funds (0.5%)*
Putnam Short Term Investment Fund Class G †††	9,179	$9,179
Total Fixed Income Funds (cost $9,179)		$9,179

TOTAL INVESTMENTS
Total Investments (cost $1,776,029)	$2,018,639

* Percentages indicated are based on net assets of $2,019,537.

Retirement Advantage Funds 31

The funds’ portfolios 8/31/20 cont.

Putnam Retirement Advantage 2045 Fund	Shares	Value
Asset Allocation Funds (99.0%)*
Putnam Dynamic Asset Allocation Equity Fund Class P †††	43,612	$577,426
Putnam Dynamic Asset Allocation Growth Fund Class P †††	207,129	3,672,404
Total Asset Allocation Funds (cost $3,758,009)		$4,249,830

Fixed Income Funds (1.0%)*
Putnam Short Term Investment Fund Class G †††	43,131	$43,131
Total Fixed Income Funds (cost $43,131)		$43,131

TOTAL INVESTMENTS
Total Investments (cost $3,801,140)	$4,292,961

* Percentages indicated are based on net assets of $4,294,862.

Putnam Retirement Advantage 2040 Fund	Shares	Value
Asset Allocation Funds (97.5%)*
Putnam Dynamic Asset Allocation Balanced Fund Class P †††	18,329	$289,597
Putnam Dynamic Asset Allocation Growth Fund Class P †††	222,026	3,936,529
Total Asset Allocation Funds (cost $3,812,612)		$4,226,126

Fixed Income Funds (2.5%)*
Putnam Short Term Investment Fund Class G †††	107,253	$107,253
Total Fixed Income Funds (cost $107,253)		$107,253

TOTAL INVESTMENTS
Total Investments (cost $3,919,865)	$4,333,379

* Percentages indicated are based on net assets of $4,335,149.

Putnam Retirement Advantage 2035 Fund	Shares	Value
Asset Allocation Funds (96.7%)*
Putnam Dynamic Asset Allocation Balanced Fund Class P †††	201,555	$3,184,565
Putnam Dynamic Asset Allocation Growth Fund Class P †††	174,807	3,099,325
Total Asset Allocation Funds (cost $5,649,057)		$6,283,890

Fixed Income Funds (3.2%)*
Putnam Short Term Investment Fund Class G †††	210,636	$210,636
Total Fixed Income Funds (cost $210,636)		$210,636

TOTAL INVESTMENTS
Total Investments (cost $5,859,693)	$6,494,526

* Percentages indicated are based on net assets of $6,496,671.

32 Retirement Advantage Funds

The funds’ portfolios 8/31/20 cont.

Putnam Retirement Advantage 2030 Fund	Shares	Value
Income Strategies Portfolios (3.3%)*
Putnam Income Strategies Portfolio †††	17,969	$188,493
Total Income Strategies Portfolios (cost $179,579)		$188,493

Asset Allocation Funds (92.5%)*
Putnam Dynamic Asset Allocation Balanced Fund Class P †††	322,864	$5,101,256
Putnam Dynamic Asset Allocation Conservative Fund Class P †††	15,047	171,986
Total Asset Allocation Funds (cost $4,820,137)		$5,273,242

Fixed Income Funds (4.1%)*
Putnam Short Term Investment Fund Class G †††	235,197	$235,197
Total Fixed Income Funds (cost $235,197)		$235,197

TOTAL INVESTMENTS
Total Investments (cost $5,234,913)	$5,696,932

* Percentages indicated are based on net assets of $5,698,037.

Putnam Retirement Advantage 2025 Fund	Shares	Value
Income Strategies Portfolios (18.1%)*
Putnam Income Strategies Portfolio †††	88,569	$929,093
Total Income Strategies Portfolios (cost $882,398)		$929,093

Asset Allocation Funds (77.3%)*
Putnam Dynamic Asset Allocation Balanced Fund Class P †††	77,721	$1,227,998
Putnam Dynamic Asset Allocation Conservative Fund Class P †††	240,029	2,743,529
Total Asset Allocation Funds (cost $3,735,403)		$3,971,527

Fixed Income Funds (4.6%)*
Putnam Short Term Investment Fund Class G †††	236,275	$236,275
Total Fixed Income Funds (cost $236,275)		$236,275

TOTAL INVESTMENTS
Total Investments (cost $4,854,076)	$5,136,895

*Percentages indicated are based on net assets of $5,137,285.

Retirement Advantage Funds 33

The funds’ portfolios 8/31/20 cont.

Putnam Retirement Advantage 2020 Fund	Shares	Value
Income Strategies Portfolios (92.0%)*
Putnam Income Strategies Portfolio †††	303,957	$3,188,504
Total Income Strategies Portfolios (cost $3,041,050)		$3,188,504

Asset Allocation Funds (7.6%)*
Putnam Dynamic Asset Allocation Balanced Fund Class P †††	3,626	$57,296
Putnam Dynamic Asset Allocation Conservative Fund Class P †††	17,918	204,803
Total Asset Allocation Funds (cost $251,405)		$262,099

Fixed Income Funds (0.5%)*
Putnam Short Term Investment Fund Class G †††	16,717	$16,717
Total Fixed Income Funds (cost $16,717)		$16,717

TOTAL INVESTMENTS
Total Investments (cost $3,309,172)	$3,467,320

*Percentages indicated are based on net assets of $3,465,290.

Putnam Retirement Advantage Maturity Fund	Shares	Value
Income Strategies Portfolios (100.1%)*
Putnam Income Strategies Portfolio †††	205,265	$2,153,227
Total Income Strategies Portfolios (cost $2,065,855)		$2,153,227

TOTAL INVESTMENTS
Total Investments (cost $2,065,855)	$2,153,227

* Percentages indicated are based on net assets of $2,151,864.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the funds’ portfolios are for the close of each fund’s reporting period, which ran from December 31, 2019 (commencement of operations) through August 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

†††Affiliated Company (Note 5).

34 Retirement Advantage Funds

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of each fund’s investments. The three levels are defined as follows:

Level 1 : Valuations based on quoted prices for identical securities in active markets.

Level 2 : Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 : Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the funds’ net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3	Total
Putnam Retirement Advantage
2060 Fund	$346,223	$—	$—	$346,223
Putnam Retirement Advantage
2055 Fund	1,233,940	—	—	1,233,940
Putnam Retirement Advantage
2050 Fund	2,018,639	—	—	2,018,639
Putnam Retirement Advantage
2045 Fund	4,292,961	—	—	4,292,961
Putnam Retirement Advantage
2040 Fund	4,333,379	—	—	4,333,379
Putnam Retirement Advantage
2035 Fund	6,494,526	—	—	6,494,526
Putnam Retirement Advantage
2030 Fund	5,696,932	—	—	5,696,932
Putnam Retirement Advantage
2025 Fund	5,136,895	—	—	5,136,895
Putnam Retirement Advantage
2020 Fund	3,467,320	—	—	3,467,320
Putnam Retirement Advantage
Maturity Fund	2,153,227	—	—	2,153,227

The accompanying notes are an integral part of these financial statements.

Retirement Advantage Funds 35

Statement of assets and liabilities 8/31/20

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement	Retirement	Retirement	Retirement	Retirement
	Advantage	Advantage	Advantage	Advantage	Advantage
ASSETS	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund
Investments in affiliated underlying
Putnam Funds, at value (Notes 1 and 5)	$346,223	$1,233,940	$2,018,639	$4,292,961	$4,333,379
Unamortized offering costs (Note 1)	15,241	15,241	15,241	15,241	15,241
Receivable for investments sold	—	—	—	—	—
Receivable from Manager (Note 2)	34,128	41,725	48,241	66,772	66,636
Total assets	395,592	1,290,906	2,082,121	4,374,974	4,415,256

LIABILITIES
Payable to custodian	—	—	—	—	—
Payable for compensation of manager	346	1,398	2,258	4,684	4,584
Payable for investments purchased	—	1	2	8	20
Payable for shares of the
fund repurchased	—	—	—	—	—
Payable for investor servicing
fees (Note 2)	38	158	261	554	556
Payable for auditing and tax fee	1,805	7,473	12,338	26,225	26,284
Payable for legal fee	—	—	—	—	—
Payable for offering costs (Note 1)	46,102	46,102	46,102	46,102	46,102
Other accrued expenses	952	1,306	1,623	2,539	2,561
Total liabilities	49,243	56,438	62,584	80,112	80,107

Net assets	$346,349	$1,234,468	$2,019,537	$4,294,862	$4,335,149

REPRESENTED BY
Paid-in-capital
(unlimited shares authorized)
(Notes 1 and 4)	$311,963	$1,072,524	$1,781,163	$3,811,202	$3,890,341
Total distributable earnings (Note 1)	34,386	161,944	238,374	483,660	444,808
Total — Representing net assets
applicable to capital outstanding	$346,349	$1,234,468	$2,019,537	$4,294,862	$4,335,149

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Computation of net asset value, offering price and redemption price Class R6
Net Assets	$346,349	$1,234,468	$2,019,537	$4,294,862	$4,335,149
Number of shares outstanding	32,494	116,128	190,490	406,912	410,949
Net asset value, offering price
and redemption value	$10.66	$10.63	$10.60	$10.55	$10.55
Cost of investments (Note 1)	$311,813	$1,080,435	$1,776,029	$3,801,140	$3,919,865

36 Retirement Advantage Funds

Statement of assets and liabilities 8/31/20 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement	Retirement	Retirement	Retirement	Retirement
	Advantage	Advantage	Advantage	Advantage	Advantage
ASSETS	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Maturity Fund
Investments in affiliated underlying
Putnam Funds, at value (Notes 1 and 5)	$6,494,526	$5,696,932	$5,136,895	$3,467,320	$2,153,227
Unamortized offering costs (Note 1)	15,241	15,241	15,241	15,241	15,241
Receivable for investments sold	10	—	—	456	500
Receivable from Manager (Note 2)	85,639	78,122	73,794	140,073	129,513
Total assets	6,595,416	5,790,295	5,225,930	3,623,090	2,298,481

LIABILITIES
Payable to custodian	—	—	—	4	—
Payable for compensation of manager	7,021	6,014	5,413	3,401	1,921
Payable for shares of the
fund repurchased	10	—	—	456	500
Payable for investments purchased	40	44	44	3	—
Payable for investor servicing
fees (Note 2)	873	766	708	457	265
Payable for auditing and tax fee	41,264	36,209	33,466	39,130	30,118
Payable for legal fee	—	—	—	62,500	62,500
Payable for offering costs (Note 1)	46,102	46,102	46,102	46,102	46,102
Other accrued expenses	3,435	3,123	2,912	5,747	5,211
Total liabilities	98,745	92,258	88,645	157,800	146,617

Net assets	$6,496,671	$5,698,037	$5,137,285	$3,465,290	$2,151,864

REPRESENTED BY
Paid-in-capital
(unlimited shares authorized)
(Notes 1 and 4)	$5,856,147	$5,222,977	$4,823,556	$3,300,939	$2,064,188
Total distributable earnings (Note 1)	640,524	475,060	313,729	164,351	87,676
Total — Representing net assets
applicable to capital outstanding	$6,496,671	$5,698,037	$5,137,285	$3,465,290	$2,151,864

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Computation of net asset value, offering price and redemption price Class R6
Net Assets	$6,496,671	$5,698,037	$5,137,285	$3,465,290	$2,151,864
Number of shares outstanding	615,125	539,878	486,930	330,149	205,186
Net asset value, offering price
and redemption value	$10.56	$10.55	$10.55	$10.50	$10.49
Cost of investments (Note 1)	$5,859,693	$5,234,913	$4,854,076	$3,309,172	$2,065,855

The accompanying notes are an integral part of these financial statements.

Retirement Advantage Funds 37

Statement of operations For the period 12/31/19 (commencement of operations) to 8/31/20

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement	Retirement	Retirement	Retirement	Retirement
	Advantage	Advantage	Advantage	Advantage	Advantage
INVESTMENT INCOME	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund
Income distributions from underlying
Putnam Fund shares (Note 5)	$1	$5	$9	$41	$1,287

EXPENSES
Compensation of Manager (Note 2)	346	1,398	2,258	4,684	4,584
Investor servicing fees (Note 2)	38	158	261	554	556
Auditing and tax fees	1,805	7,473	12,338	26,225	26,284
Reports to shareholders	902	1,156	1,380	2,028	2,040
Blue sky expense	699	699	699	699	699
Legal	—	—	—	—	—
Registration fees	50	148	240	504	514
Amortization of offering costs (Note 1)	30,861	30,861	30,861	30,861	30,861
Other	—	2	3	8	7
Fees waived and reimbursed
by Manager (Note 2)	(34,827)	(42,424)	(48,940)	(67,471)	(67,335)
Total expenses	(126)	(529)	(900)	(1,908)	(1,790)

Net investment income	127	534	909	1,949	3,077

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Sale of underlying Putnam Fund
shares (Notes 1 and 3)	(151)	7,905	(5,145)	(10,110)	28,217
Total net realized gain (loss)	(151)	7,905	(5,145)	(10,110)	28,217
Change in net unrealized appreciation on:
Underlying Putnam Fund shares	34,410	153,505	242,610	491,821	413,514
Total change in net
unrealized appreciation	34,410	153,505	242,610	491,821	413,514

Net gain on investments	34,259	161,410	237,465	481,711	441,731

Net increase in net assets resulting
from operations	$34,386	$161,944	$238,374	$483,660	$444,808

38 Retirement Advantage Funds

Statement of operations For the period 12/31/19 (commencement of operations) to 8/31/20 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement	Retirement	Retirement	Retirement	Retirement
	Advantage	Advantage	Advantage	Advantage	Advantage
INVESTMENT INCOME	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Maturity Fund
Income distributions from underlying
Putnam Fund shares (Note 5)	$15,988	$27,080	$25,204	$3,280	$822

EXPENSES
Compensation of Manager (Note 2)	7,021	6,014	5,413	3,401	1,921
Investor servicing fees (Note 2)	873	766	708	457	265
Auditing and tax fees	41,264	36,209	33,466	39,130	30,118
Reports to shareholders	2,656	2,429	2,269	5,305	4,930
Blue sky expense	699	699	699	699	699
Legal	—	—	—	62,500	62,500
Registration fees	769	687	635	438	277
Amortization of offering costs	30,861	30,861	30,861	30,861	30,861
Other	12	8	9	5	4
Fees waived and reimbursed
by Manager (Note 2)	(86,339)	(78,821)	(74,494)	(140,772)	(130,212)
Total expenses	(2,184)	(1,148)	(434)	2,024	1,363

Net investment income (loss)	18,172	28,228	25,638	1,256	(541)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Sale of underlying Putnam Fund
shares (Notes 1 and 3)	(12,481)	(15,187)	5,272	4,947	845
Total net realized gain (loss)	(12,481)	(15,187)	5,272	4,947	845
Change in net unrealized appreciation on:
Underlying Putnam Fund shares	634,833	462,019	282,819	158,148	87,372
Total change in net unrealized
appreciation	634,833	462,019	282,819	158,148	87,372

Net gain on investments	622,352	446,832	288,091	163,095	88,217

Net increase in net assets resulting
from operations	$640,524	$475,060	$313,729	$164,351	$87,676

The accompanying notes are an integral part of these financial statements.

Retirement Advantage Funds 39

Statement of changes in net assets

For the period 12/31/19
Putnam Retirement Advantage 2060 Fund —	(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment income	$127
Net realized loss on sale of underlying Putnam Fund shares	(151)
Net unrealized appreciation of underlying Putnam Fund shares	34,410
Net increase in net assets resulting from operations	34,386
Increase from capital share transactions (Note 4)	301,963
Total increase in net assets	336,349

NET ASSETS
Beginning of period (Note 6)	10,000
End of year	$346,349

For the period 12/31/19
Putnam Retirement Advantage 2055 Fund —	(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment income	$534
Net realized gain on sale of underlying Putnam Fund shares	7,905
Net unrealized appreciation of underlying Putnam Fund shares	153,505
Net increase in net assets resulting from operations	161,944
Increase from capital share transactions (Note 4)	1,062,524
Total increase in net assets	1,224,468

NET ASSETS
Beginning of period (Note 6)	10,000
End of year	$1,234,468

For the period 12/31/19
Putnam Retirement Advantage 2050 Fund —	(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment income	$909
Net realized loss on sale of underlying Putnam Fund shares	(5,145)
Net unrealized appreciation of underlying Putnam Fund shares	242,610
Net increase in net assets resulting from operations	238,374
Increase from capital share transactions (Note 4)	1,771,163
Total increase in net assets	2,009,537

NET ASSETS
Beginning of period (Note 6)	10,000
End of year	$2,019,537

40 Retirement Advantage Funds

Statement of changes in net assets cont.

For the period 12/31/19
Putnam Retirement Advantage 2045 Fund —	(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment income	$1,949
Net realized loss on sale of underlying Putnam Fund shares	(10,110)
Net unrealized appreciation of underlying Putnam Fund shares	491,821
Net increase in net assets resulting from operations	483,660
Increase from capital share transactions (Note 4)	3,801,202
Total increase in net assets	4,284,862

NET ASSETS
Beginning of period (Note 6)	10,000
End of year	$4,294,862

For the period 12/31/19
Putnam Retirement Advantage 2040 Fund —	(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment income	$3,077
Net realized gain on sale of underlying Putnam Fund shares	28,217
Net unrealized appreciation of underlying Putnam Fund shares	413,514
Net increase in net assets resulting from operations	444,808
Increase from capital share transactions (Note 4)	3,880,341
Total increase in net assets	4,325,149

NET ASSETS
Beginning of period (Note 6)	10,000
End of year	$4,335,149

For the period 12/31/19
Putnam Retirement Advantage 2035 Fund —	(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment income	$18,172
Net realized loss on sale of underlying Putnam Fund shares	(12,481)
Net unrealized appreciation of underlying Putnam Fund shares	634,833
Net increase in net assets resulting from operations	640,524
Increase from capital share transactions (Note 4)	5,846,147
Total increase in net assets	6,486,671

NET ASSETS
Beginning of period (Note 6)	10,000
End of year	$6,496,671

Retirement Advantage Funds 41

Statement of changes in net assets cont.

For the period 12/31/19
Putnam Retirement Advantage 2030 Fund —	(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment income	$28,228
Net realized loss on sale of underlying Putnam Fund shares	(15,187)
Net unrealized appreciation of underlying Putnam Fund shares	462,019
Net increase in net assets resulting from operations	475,060
Increase from capital share transactions (Note 4)	5,212,977
Total increase in net assets	5,688,037

NET ASSETS
Beginning of period (Note 6)	10,000
End of year	$5,698,037

For the period 12/31/19
Putnam Retirement Advantage 2025 Fund —	(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment income	$25,638
Net realized gain on sale of underlying Putnam Fund shares	5,272
Net unrealized appreciation of underlying Putnam Fund shares	282,819
Net increase in net assets resulting from operations	313,729
Increase from capital share transactions (Note 4)	4,813,556
Total increase in net assets	5,127,285

NET ASSETS
Beginning of period (Note 6)	10,000
End of year	$5,137,285

For the period 12/31/19
Putnam Retirement Advantage 2020 Fund —	(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment income	$1,256
Net realized gain on sale of underlying Putnam Fund shares	4,947
Net unrealized appreciation of underlying Putnam Fund shares	158,148
Net increase in net assets resulting from operations	164,351
Increase from capital share transactions (Note 4)	3,290,939
Total increase in net assets	3,455,290

NET ASSETS
Beginning of period (Note 6)	10,000
End of year	$3,465,290

42 Retirement Advantage Funds

Statement of changes in net assets cont.

For the period 12/31/19
Putnam Retirement Advantage Maturity Fund —	(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment loss	$(541)
Net realized gain on sale of underlying Putnam Fund shares	845
Net unrealized appreciation of underlying Putnam Fund shares	87,372
Net increase in net assets resulting from operations	87,676
Increase from capital share transactions (Note 4)	2,054,188
Total increase in net assets	2,141,864

NET ASSETS
Beginning of period (Note 6)	10,000
End of year	$2,151,864

The accompanying notes are an integral part of these financial statements.

Retirement Advantage Funds 43

Financial highlights (For a common share outstanding throughout the period)

Putnam Retirement Advantage 2060 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	Total	value, end	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,b]	on investments	operations	distributions	of period	asset value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[b,e]	turnover (%)
Class R6
August 31, 2020†	$10.00	.01	.65	.66	—	$10.66	6.60*	$346	(.11)*	.11*	3*

Putnam Retirement Advantage 2055 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	Total	value, end	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,b]	on investments	operations	distributions	of period	asset value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[b,e]	turnover (%)
Class R6
August 31, 2020†	$10.00	.01	.62	.63	—	$10.63	6.30*	$1,234	(.11)*	.11*	23*

Putnam Retirement Advantage 2050 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	Total	value, end	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,b]	on investments	operations	distributions	of period	asset value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[b,e]	turnover (%)
Class R6
August 31, 2020†	$10.00	.01	.59	.60	—	$10.60	6.00*	$2,020	(.11)*	.11*	9*

Putnam Retirement Advantage 2045 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	Total	value, end	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,b]	on investments	operations	distributions	of period	asset value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[b,e]	turnover (%)
Class R6
August 31, 2020†	$10.00	.01	.54	.55	—	$10.55	5.50*	$4,295	(.11)*	.11*	14*

Putnam Retirement Advantage 2040 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	Total	value, end	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,b]	on investments	operations	distributions	of period	asset value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[b,e]	turnover (%)
Class R6
August 31, 2020†	$10.00	.02	.53	.55	—	$10.55	5.50*	$4,335	(.11)*	.18*	32*

See page 48 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

44 Retirement Advantage Funds	Retirement Advantage Funds 45

Financial highlights (For a common share outstanding throughout the period) cont.

Putnam Retirement Advantage 2035 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	Total	value, end	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,b]	on investments	operations	distributions	of period	asset value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[b,e]	turnover (%)
Class R6
August 31, 2020†	$10.00	.07	.49	.56	—	$10.56	5.60*	$6,497	(.08)*	.68*	23*

Putnam Retirement Advantage 2030 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	Total	value, end	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,b]	on investments	operations	distributions	of period	asset value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[b,e]	turnover (%)
Class R6
August 31, 2020†	$10.00	.12	.43	.55	—	$10.55	5.50*	$5,698	(.05)*	1.21*	20 *

Putnam Retirement Advantage 2025 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	Total	value, end	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,b]	on investments	operations	distributions	of period	asset value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[b,e]	turnover (%)
Class R6
August 31, 2020†	$10.00	.12	.43	.55	—	$10.55	5.50*	$5,137	(.02)*	1.19*	26*

Putnam Retirement Advantage 2020 Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	Total	value, end	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,b]	on investments	operations	distributions	of period	asset value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[b,e]	turnover (%)
Class R6
August 31, 2020†	$10.00	.01	.49	.50	—	$10.50	5.00*	$3,465	.15*	.09*	27*

Putnam Retirement Advantage Maturity Fund

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from		Net asset		Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	Total	value, end	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,b]	on investments	operations	distributions	of period	asset value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)[b,e]	turnover (%)
Class R6
August 31, 2020†	$10.00	(.01)	.50	.49	—	$10.49	4.90*	$2,152	.17*	(.07)*	6*

See page 48 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

46 Retirement Advantage Funds	Retirement Advantage Funds 47

Financial highlights (For a common share outstanding throughout the period) cont.

* Not annualized.

† For the period December 31, 2019 (commencement of operations) to August 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The ratio of net investment income and net investment income per share amounts shown may not correspond with the expected class specific difference due to the timing of income received from the underlying Putnam Funds and the timing of subscriptions/redemption to the class.

c Total return does not reflect the effect of sales charges.

d Expense ratios do not include expenses of the underlying funds.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the following periods reflect a reduction of the following based on each fund’s average net assets (Note 2):

8/31/20
Putnam Retirement Advantage 2060 Fund	29.98%
Putnam Retirement Advantage 2055 Fund	8.82
Putnam Retirement Advantage 2050 Fund	6.16
Putnam Retirement Advantage 2045 Fund	4.00
Putnam Retirement Advantage 2040 Fund	3.98
Putnam Retirement Advantage 2035 Fund	3.25
Putnam Retirement Advantage 2030 Fund	3.38
Putnam Retirement Advantage 2025 Fund	3.46
Putnam Retirement Advantage 2020 Fund	10.11
Putnam Retirement Advantage Maturity Fund	16.03

The accompanying notes are an integral part of these financial statements.

48 Retirement Advantage Funds

Notes to financial statements 8/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, each fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from December 31, 2019 (commencement of operations) through August 31, 2020.

Each of the Putnam Retirement Advantage Funds: Putnam Retirement Advantage 2060 Fund, Putnam Retirement Advantage 2055 Fund, Putnam Retirement Advantage 2050 Fund, Putnam Retirement Advantage 2045 Fund, Putnam Retirement Advantage 2040 Fund, Putnam Retirement Advantage 2035 Fund, Putnam Retirement Advantage 2030 Fund, Putnam Retirement Advantage 2025 Fund, Putnam Retirement Advantage 2020 Fund, and Putnam Retirement Advantage Maturity Fund (“Maturity Fund”) (collectively, the “Retirement Advantage Funds”) is a diversified series of Putnam Target Date Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company. Each fund, except the Putnam Retirement Advantage Maturity Fund, seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. Putnam Retirement Advantage Maturity Fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital.

Currently there are ten separate funds, of which nine have a target date specified by the calendar year in the name of each fund. The target dates are in five-year increments beginning with the year 2020. The tenth fund is named Putnam Retirement Advantage Maturity Fund. Amounts invested in each target date fund are allocated among underlying Putnam funds based on the fund’s target date. The target percentages for each target date fund gradually change over time based on the number of years that remain until the target date of the fund so that a fund’s asset allocation will become more conservative as the fund approaches its target date. The asset allocation of each target date fund is designed to provide a diversified investment that Putnam Management believes is neither overly aggressive nor overly conservative for a typical investor planning to retire (or otherwise begin using the invested funds) in the target year. When a fund’s target percentages correspond to those of Putnam Advantage Maturity Fund, which currently is expected to occur during the latter part of the target year, the fund will be merged into Putnam Retirement Advantage Maturity Fund.

These financial statements report on each fund, which may invest in certain Putnam Funds which are managed by Putnam Management. As of August 31, 2020, each fund may invest in the following diversified funds: Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam Income Strategies Portfolio and Putnam Short Term Investment Fund (the underlying Putnam Funds). The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

Each fund began offering class R6 shares on December 31, 2019. Effective September 1, 2020, each fund will begin offering class A, class C, class R, class R3, class R4, class R5 and class Y shares. Class R6 shares, which are sold at net asset value, are not subject to a contingent deferred sales charge, do not bear a distribution fee and bear an investor servicing fee, which is identified in Note 2. Class R6 shares are not available to all investors.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against each fund. However, each fund’s management team expects the risk of material loss to be remote.

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under each fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Retirement Advantage Funds 49

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of each fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending Each fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the funds to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the funds did not utilize the program.

Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Each fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the funds’ federal tax returns for the prior three fiscal years, or life of the fund, if shorter, remain subject to examination by the Internal Revenue Service.

50 Retirement Advantage Funds

Distributions to shareholders Each fund normally distributes any net investment income and any net realized capital gains annually, except Putnam Retirement Advantage Maturity Fund, which normally distributes any net investment income monthly and any net realized capital gains annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and/or permanent difference for the following funds:

Differences during the period
Putnam Retirement Advantage 2060 Fund	losses on wash sale transactions
Putnam Retirement Advantage 2055 Fund	losses on wash sale transactions
Putnam Retirement Advantage 2050 Fund	losses on wash sale transactions
Putnam Retirement Advantage 2045 Fund	losses on wash sale transactions
Putnam Retirement Advantage 2040 Fund	losses on wash sale transactions
Putnam Retirement Advantage 2035 Fund	losses on wash sale transactions
Putnam Retirement Advantage 2030 Fund	losses on wash sale transactions
Putnam Retirement Advantage 2025 Fund	losses on wash sale transactions
Putnam Retirement Advantage 2020 Fund	losses on wash sale transactions

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the following funds reclassified the following amounts:

		Accumulated net
	Undistributed net	realized gain/(loss) on
	investment income	investment transactions	Paid-in-capital
Putnam Retirement
Advantage Maturity Fund	$541	$(541)	$—

Retirement Advantage Funds 51

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

			Net
			unrealized	Undistri-	Undistri-	Cost for
		Unrealized	appreciation/	buted	buted	federal
	Unrealized	(deprecia-	(deprecia-	ordinary	short-term	income tax
	appreciation	tion)	tion)	income	gain	purposes
Putnam Retirement
Advantage
2060 Fund	$34,233	$—	$34,233	$127	$26	$311,990
Putnam Retirement
Advantage
2055 Fund	152,458	—	152,458	534	8,952	1,081,482
Putnam Retirement
Advantage
2050 Fund	237,246	—	237,246	909	219	1,781,393
Putnam Retirement
Advantage
2045 Fund	474,407	—	474,407	1,949	7,304	3,818,554
Putnam Retirement
Advantage
2040 Fund	404,618	—	404,618	3,077	37,113	3,928,761
Putnam Retirement
Advantage
2035 Fund	609,796	—	609,796	18,172	12,556	5,884,730
Putnam Retirement
Advantage
2030 Fund	446,546	—	446,546	28,228	287	5,250,386
Putnam Retirement
Advantage
2025 Fund	272,148	—	272,148	25,638	15,943	4,864,747
Putnam Retirement
Advantage
2020 Fund	153,901	—	153,901	1,256	9,194	3,313,419
Putnam Retirement
Advantage
Maturity Fund	87,307	—	87,307	—	369	2,065,920

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $46,102 per fund are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

52 Retirement Advantage Funds

Note 2: Management fee, administrative services and other transactions

Under the funds’ management contract (the “Management Contract”), each fund pays a management fee to Putnam Management. The fee for each fund is calculated and paid monthly based on an annual rate and the fund’s average net assets for the month. For Putnam Retirement Advantage Maturity Fund, the annual rate is 0.36%. For each other fund, the annual rate is based on the number of years remaining (determined as of September 30th of each year and applicable through September 30th of the following year) until the date referenced in the fund’s name (the “Target Date”). “Average net assets” means the average of all of the determinations of a fund’s net asset value at the close of business on each business day during each month. The annual rate for each fund for the reporting period were:

Putnam Retirement Advantage 2060 Fund	0.45%
Putnam Retirement Advantage 2055 Fund	0.44%
Putnam Retirement Advantage 2050 Fund	0.43%
Putnam Retirement Advantage 2045 Fund	0.42%
Putnam Retirement Advantage 2040 Fund	0.41%
Putnam Retirement Advantage 2035 Fund	0.40%
Putnam Retirement Advantage 2030 Fund	0.39%
Putnam Retirement Advantage 2025 Fund	0.38%
Putnam Retirement Advantage 2020 Fund	0.37%
Putnam Retirement Advantage Maturity Fund	0.36%

Putnam Management has contractually agreed to waive fees and/or reimburse expenses of each fund through at least December 30, 2023 in an amount equal to the fund’s acquired fund fees and expenses. During the reporting period, expenses for each fund were reduced by the following amounts as a result of this waiver:

Putnam Retirement Advantage 2060 Fund	$476
Putnam Retirement Advantage 2055 Fund	1,976
Putnam Retirement Advantage 2050 Fund	3,288
Putnam Retirement Advantage 2045 Fund	6,984
Putnam Retirement Advantage 2040 Fund	6,877
Putnam Retirement Advantage 2035 Fund	10,171
Putnam Retirement Advantage 2030 Fund	8,156
Putnam Retirement Advantage 2025 Fund	6,912
Putnam Retirement Advantage 2020 Fund	2,162
Putnam Retirement Advantage Maturity Fund	1,077

Retirement Advantage Funds 53

In addition, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the class R6 shares of each fund through at least December 30, 2023 in an amount sufficient to result in total annual fund operating expenses for the fund’s class R6 shares (exclusive of brokerage, interest, taxes, investment-related expenses, and extraordinary expenses) that equal 0.45% of the fund’s average net assets attributable to class R6 shares. During the reporting period, expenses for each fund were reduced by the following amounts as a result of this waiver:

Putnam Retirement Advantage 2060 Fund	$34,351
Putnam Retirement Advantage 2055 Fund	40,448
Putnam Retirement Advantage 2050 Fund	45,652
Putnam Retirement Advantage 2045 Fund	60,487
Putnam Retirement Advantage 2040 Fund	60,458
Putnam Retirement Advantage 2035 Fund	76,168
Putnam Retirement Advantage 2030 Fund	70,665
Putnam Retirement Advantage 2025 Fund	67,582
Putnam Retirement Advantage 2020 Fund	138,610
Putnam Retirement Advantage Maturity Fund	129,135

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of each fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the funds during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the funds managed by PIL.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to each fund and received fees for investor servicing. Class R6 shares will pay a monthly fee for investor servicing based on the average net assets of class R6 shares at an annual rate of 0.05% (effective September 1, 2020, the annual rate will be 0.025%). During the reporting period, the expenses for each class R6 shares related to investor servicing fees for each fund were as follows:

Investor servicing fees
Putnam Retirement Advantage 2060 Fund	$38
Putnam Retirement Advantage 2055 Fund	158
Putnam Retirement Advantage 2050 Fund	261
Putnam Retirement Advantage 2045 Fund	554
Putnam Retirement Advantage 2040 Fund	556
Putnam Retirement Advantage 2035 Fund	873
Putnam Retirement Advantage 2030 Fund	766
Putnam Retirement Advantage 2025 Fund	708
Putnam Retirement Advantage 2020 Fund	457
Putnam Retirement Advantage Maturity Fund	265

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

54 Retirement Advantage Funds

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds were as follows:

	Cost of purchases	Proceeds from sales
Putnam Retirement Advantage 2060 Fund	$315,855	$3,891
Putnam Retirement Advantage 2055 Fund	1,195,408	122,878
Putnam Retirement Advantage 2050 Fund	1,856,299	75,125
Putnam Retirement Advantage 2045 Fund	4,073,228	261,978
Putnam Retirement Advantage 2040 Fund	4,492,429	600,781
Putnam Retirement Advantage 2035 Fund	6,530,852	658,678
Putnam Retirement Advantage 2030 Fund	5,758,015	507,915
Putnam Retirement Advantage 2025 Fund	5,456,070	607,266
Putnam Retirement Advantage 2020 Fund	3,706,231	402,006
Putnam Retirement Advantage Maturity Fund	2,114,942	49,932

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

Putnam Retirement Advantage 2060 Fund

	FOR THE PERIOD 12/31/19 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/20
Class R6	Shares	Amount
Shares sold	31,690	$303,823
Shares issued in connection with reinvestment of distributions	—	—
	31,690	303,823
Shares repurchased	(196)	(1,860)
Net increase	31,494	$301,963

Putnam Retirement Advantage 2055 Fund

	FOR THE PERIOD 12/31/19 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/20
Class R6	Shares	Amount
Shares sold	126,256	$1,168,076
Shares issued in connection with reinvestment of distributions	—	—
	126,256	1,168,076
Shares repurchased	(11,128)	(105,552)
Net increase	115,128	$1,062,524

Retirement Advantage Funds 55

Putnam Retirement Advantage 2050 Fund

	FOR THE PERIOD 12/31/19 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/20
Class R6	Shares	Amount
Shares sold	193,753	$1,811,420
Shares issued in connection with reinvestment of distributions	—	—
	193,753	1,811,420
Shares repurchased	(4,263)	(40,257)
Net increase	189,490	$1,771,163

Putnam Retirement Advantage 2045 Fund

	FOR THE PERIOD 12/31/19 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/20
Class R6	Shares	Amount
Shares sold	424,964	$3,978,390
Shares issued in connection with reinvestment of distributions	—	—
	424,964	3,978,390
Shares repurchased	(19,052)	(177,188)
Net increase	405,912	$3,801,202

Putnam Retirement Advantage 2040 Fund

	FOR THE PERIOD 12/31/19 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/20
Class R6	Shares	Amount
Shares sold	457,228	$4,329,526
Shares issued in connection with reinvestment of distributions	—	—
	457,228	4,329,526
Shares repurchased	(47,279)	(449,185)
Net increase	409,949	$3,880,341

Putnam Retirement Advantage 2035 Fund

	FOR THE PERIOD 12/31/19 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/20
Class R6	Shares	Amount
Shares sold	644,404	$6,133,820
Shares issued in connection with reinvestment of distributions	—	—
	644,404	6,133,820
Shares repurchased	(30,279)	(287,673)
Net increase	614,125	5,846,147

56 Retirement Advantage Funds

Putnam Retirement Advantage 2030 Fund

	FOR THE PERIOD 12/31/19 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/20
Class R6	Shares	Amount
Shares sold	556,180	$5,380,827
Shares issued in connection with reinvestment of distributions	—	—
	556,180	5,380,827
Shares repurchased	(17,302)	(167,850)
Net increase	538,878	$5,212,977

Putnam Retirement Advantage 2025 Fund

	FOR THE PERIOD 12/31/19 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/20
Class R6	Shares	Amount
Shares sold	505,111	$5,002,953
Shares issued in connection with reinvestment of distributions	—	—
	505,111	5,002,953
Shares repurchased	(19,181)	(189,397)
Net increase	485,930	$4,813,556

Putnam Retirement Advantage 2020 Fund

	FOR THE PERIOD 12/31/19 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/20
Class R6	Shares	Amount
Shares sold	353,712	$3,536,318
Shares issued in connection with reinvestment of distributions	—	—
	353,712	3,536,318
Shares repurchased	(24,563)	(245,379)
Net increase	329,149	$3,290,939

Putnam Retirement Advantage Maturity Fund

	FOR THE PERIOD 12/31/19 (COMMENCEMENT OF
	OPERATIONS) TO 8/31/20
Class R6	Shares	Amount
Shares sold	209,052	$2,104,120
Shares issued in connection with reinvestment of distributions	—	—
	209,052	2,104,120
Shares repurchased	(4,866)	(49,932)
Net increase	204,186	$2,054,188

Retirement Advantage Funds 57

At the close of the reporting period, Putnam Investments, LLC owned the following shares of each fund:

		Percentage of	Fair value at the
		shares	end of the
	Shares owned	outstanding	reporting period
Putnam Retirement Advantage 2060 Fund class R6	1,000	3.1%	$10,660
Putnam Retirement Advantage 2055 Fund class R6	1,000	0.9	10,630
Putnam Retirement Advantage 2050 Fund class R6	1,000	0.5	10,600
Putnam Retirement Advantage 2045 Fund class R6	1,000	0.2	10,550
Putnam Retirement Advantage 2040 Fund class R6	1,000	0.2	10,550
Putnam Retirement Advantage 2035 Fund class R6	1,000	0.2	10,560
Putnam Retirement Advantage 2030 Fund class R6	1,000	0.2	10,550
Putnam Retirement Advantage 2025 Fund class R6	1,000	0.2	10,550
Putnam Retirement Advantage 2020 Fund class R6	1,000	0.3	10,500
Putnam Retirement Advantage Maturity Fund
class R6	1,000	0.5	10,490

At the close of the reporting period, the following funds had shareholders of record that owned the following percentages of the outstanding shares of the fund.

Putnam Retirement Advantage 2060 Fund	92.6%
Putnam Retirement Advantage 2055 Fund	94.7
Putnam Retirement Advantage 2050 Fund	97.8
Putnam Retirement Advantage 2045 Fund	99.0
Putnam Retirement Advantage 2040 Fund	99.8
Putnam Retirement Advantage 2035 Fund	99.2
Putnam Retirement Advantage 2030 Fund	96.9
Putnam Retirement Advantage 2025 Fund	97.6
Putnam Retirement Advantage 2020 Fund	93.1
Putnam Retirement Advantage Maturity Fund	97.7

58 Retirement Advantage Funds

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Retirement Advantage Funds 59

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which a fund owned at least 5% of the outstanding voting securities, were as follows:

Putnam Retirement Advantage 2060 Fund

	Fair value as of					Change in
	12/31/19					unrealized	Shares
	(commencement	Purchase	Sale	Investment	Realized	appreciation	outstanding	Fair value
Affiliates	of operations)	cost	proceeds	income	gain (loss)	(depreciation)	as of 8/31/20	as of 8/31/20
Putnam Dynamic Asset Allocation Equity
Fund Class P	$—	$244,979	$1,821	$—	$(101)	$28,229	20,490	$271,286
Putnam Dynamic Asset Allocation Growth
Fund Class P	—	67,780	547	—	(50)	6,181	4,138	73,364
Putnam Short Term Investment Fund
Class G	—	1,577	4	—	—	—	1,573	1,573
Putnam Short Term Investment Fund
Class P	—	1,519	1,519	1	—	—	—	—
Totals	$—	$315,855	$3,891	$1	$(151)	$34,410		$346,223

Putnam Retirement Advantage 2055 Fund

	Fair value as of					Change in
	12/31/19					unrealized	Shares
	(commencement	Purchase	Sale	Investment	Realized	appreciation	outstanding	Fair value
Affiliates	of operations)	cost	proceeds	income	gain (loss)	(depreciation)	as of 8/31/20	as of 8/31/20
Putnam Dynamic Asset Allocation Equity
Fund Class P	$—	$727,599	$76,540	$—	$4,735	$102,182	57,249	$757,976
Putnam Dynamic Asset Allocation Growth
Fund Class P	—	456,145	40,234	—	3,170	51,323	26,532	470,404
Putnam Short Term Investment Fund
Class G	—	5,731	171	—	—	—	5,560	5,560
Putnam Short Term Investment Fund
Class P	—	5,933	5,933	5	—	—	—	—
Totals	$—	$1,195,408	$122,878	$5	$7,905	$153,505		$1,233,940

Putnam Retirement Advantage 2050 Fund

	Fair value as of					Change in
	12/31/19					unrealized	Shares
	(commencement	Purchase	Sale	Investment	Realized	appreciation	outstanding	Fair value
Affiliates	of operations)	cost	proceeds	income	gain (loss)	(depreciation)	as of 8/31/20	as of 8/31/20
Putnam Dynamic Asset Allocation Equity
Fund Class P	$—	$687,379	$41,067	$—	$(3,441)	$103,843	56,398	$746,714
Putnam Dynamic Asset Allocation Growth
Fund Class P	—	1,150,634	24,951	—	(1,704)	138,767	71,221	1,262,746
Putnam Short Term Investment Fund
Class G	—	9,210	31	—	—	—	9,179	9,179
Putnam Short Term Investment Fund
Class P	—	9,076	9,076	9	—	—	—	—
Totals	$—	$1,856,299	$75,125	$9	$(5,145)	$242,610		$2,018,639

60 Retirement Advantage Funds	Retirement Advantage Funds 61

Putnam Retirement Advantage 2045 Fund

	Fair value as of					Change in
	12/31/19					unrealized	Shares
	(commencement	Purchase	Sale	Investment	Realized	appreciation	outstanding	Fair value
Affiliates	of operations)	cost	proceeds	income	gain (loss)	(depreciation)	as of 8/31/20	as of 8/31/20
Putnam Dynamic Asset Allocation Equity
Fund Class P	$—	$566,894	$67,911	$—	$3,426	$75,017	43,612	$577,426
Putnam Dynamic Asset Allocation Growth
Fund Class P	—	3,419,558	150,422	—	(13,536)	416,804	207,129	3,672,404
Putnam Short Term Investment Fund
Class G	—	43,486	355	—	—	—	43,131	43,131
Putnam Short Term Investment Fund
Class P	—	43,290	43,290	41	—	—	—	—
Totals	$—	$4,073,228	$261,978	$41	$(10,110)	$491,821		$4,292,961

Putnam Retirement Advantage 2040 Fund

	Fair value as of					Change in
	12/31/19					unrealized	Shares
	(commencement	Purchase	Sale	Investment	Realized	appreciation	outstanding	Fair value
Affiliates	of operations)	cost	proceeds	income	gain (loss)	(depreciation)	as of 8/31/20	as of 8/31/20
Putnam Dynamic Asset Allocation
Balanced Fund Class P	$—	$293,989	$27,325	$1,187	$1,753	$21,180	18,329	$289,597
Putnam Dynamic Asset Allocation Growth
Fund Class P	—	3,973,037	455,306	—	26,464	392,334	222,026	3,936,529
Putnam Short Term Investment Fund
Class G	—	110,105	2,852	—	—	—	107,253	107,253
Putnam Short Term Investment Fund
Class P	—	115,298	115,298	100	—	—	—	—
Totals	$—	$4,492,429	$600,781	$1,287	$28,217	$413,514		$4,333,379

Putnam Retirement Advantage 2035 Fund

	Fair value as of					Change in
	12/31/19					unrealized	Shares
	(commencement	Purchase	Sale	Investment	Realized	appreciation	outstanding	Fair value
Affiliates	of operations)	cost	proceeds	income	gain (loss)	(depreciation)	as of 8/31/20	as of 8/31/20
Putnam Dynamic Asset Allocation
Balanced Fund Class P	$—	$3,052,937	$136,912	$15,774	$(8,536)	$277,076	201,555	$3,184,565
Putnam Dynamic Asset Allocation Growth
Fund Class P	—	3,051,691	306,178	—	(3,945)	357,757	174,807	3,099,325
Putnam Short Term Investment Fund
Class G	—	212,105	1,469	—	—	—	210,636	210,636
Putnam Short Term Investment Fund
Class P	—	214,119	214,119	214	—	—	—	—
Totals	$—	$6,530,852	$658,678	$15,988	$(12,481)	$634,833		$6,494,526

62 Retirement Advantage Funds	Retirement Advantage Funds 63

Putnam Retirement Advantage 2030 Fund

	Fair value as of					Change in
	12/31/19					unrealized	Shares
	(commencement	Purchase	Sale	Investment	Realized	appreciation	outstanding	Fair value
Affiliates	of operations)	cost	proceeds	income	gain (loss)	(depreciation)	as of 8/31/20	as of 8/31/20
Putnam Income Strategies Portfolio	$—	$184,263	$4,669	$71	$(15)	$8,914	17,969	$188,493
Putnam Dynamic Asset Allocation
Balanced Fund Class P	—	4,934,225	263,070	25,852	(15,177)	445,278	322,864	5,101,256
Putnam Dynamic Asset Allocation
Conservative Fund Class P	—	168,205	4,051	909	5	7,827	15,047	171,986
Putnam Short Term Investment Fund
Class G	—	237,108	1,911	—	—	—	235,197	235,197
Putnam Short Term Investment Fund
Class P	—	234,214	234,214	248	—	—	—	—
Totals	$—	$5,758,015	$507,915	$27,080	$(15,187)	$462,019		$5,696,932

Putnam Retirement Advantage 2025 Fund

	Fair value as of					Change in
	12/31/19					unrealized	Shares
	(commencement	Purchase	Sale	Investment	Realized	appreciation	outstanding	Fair value
Affiliates	of operations)	cost	proceeds	income	gain (loss)	(depreciation)	as of 8/31/20	as of 8/31/20
Putnam Income Strategies Portfolio	$—	$916,184	$33,312	$352	$(474)	$46,695	88,569	$929,093

Putnam Dynamic Asset Allocation
Balanced Fund Class P	—	1,361,609	240,392	7,399	7,158	99,623	77,721	1,227,998
Putnam Dynamic Asset Allocation
Conservative Fund Class P	—	2,706,218	97,778	17,199	(1,412)	136,501	240,029	2,743,529
Putnam Short Term Investment Fund
Class G	—	236,867	592	—	—	—	236,275	236,275
Putnam Short Term Investment Fund
Class P	—	235,192	235,192	254	—	—	—	—
Totals	$—	$5,456,070	$607,266	$25,204	$5,272	$282,819		$5,136,895

Putnam Retirement Advantage 2020 Fund

	Fair value as of					Change in
	12/31/19					unrealized	Shares
	(commencement	Purchase	Sale	Investment	Realized	appreciation	outstanding	Fair value
Affiliates	of operations)	cost	proceeds	income	gain (loss)	(depreciation)	as of 8/31/20	as of 8/31/20
Putnam Income Strategies Portfolio	$—	$3,260,898	$220,375	$1,212	$527	$147,454	303,957	$3,188,504
Putnam Dynamic Asset Allocation
Balanced Fund Class P	—	88,383	35,825	463	1,244	3,494	3,626	57,296
Putnam Dynamic Asset Allocation
Conservative Fund Class P	—	315,830	121,403	1,583	3,176	7,200	17,918	204,803
Putnam Short Term Investment Fund
Class G	—	16,905	188	—	—	—	16,717	16,717
Putnam Short Term Investment Fund
Class P	—	24,215	24,215	22	—	—	—	—
Totals	$—	$3,706,231	$402,006	$3,280	$4,947	$158,148		$3,467,320

64 Retirement Advantage Funds	Retirement Advantage Funds 65

Putnam Retirement Advantage Maturity Fund

	Fair value as of					Change in
	12/31/19					unrealized	Shares
	(commencement	Purchase	Sale	Investment	Realized	appreciation	outstanding	Fair value
Affiliates	of operations)	cost	proceeds	income	gain (loss)	(depreciation)	as of 8/31/20	as of 8/31/20
Putnam Income Strategies Portfolio	$—	$2,114,942	$49,932	$822	$845	$87,372	205,265	$2,153,227
Totals	$—	$2,114,942	$49,932	$822	$845	$87,372		$2,153,227

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on December 31, 2019. Prior to December 31, 2019, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Putnam Retirement Advantage 2060 Fund	$10,000	1,000
Putnam Retirement Advantage 2055 Fund	10,000	1,000
Putnam Retirement Advantage 2050 Fund	10,000	1,000
Putnam Retirement Advantage 2045 Fund	10,000	1,000
Putnam Retirement Advantage 2040 Fund	10,000	1,000
Putnam Retirement Advantage 2035 Fund	10,000	1,000
Putnam Retirement Advantage 2030 Fund	10,000	1,000
Putnam Retirement Advantage 2025 Fund	10,000	1,000
Putnam Retirement Advantage 2020 Fund	10,000	1,000
Putnam Retirement Advantage Maturity Fund	10,000	1,000

Note 7: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam Funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact each fund’s performance.

Note 8: Actions by the Trustees

Consistent with Putnam Retirement Advantage 2020 Fund’s stated prospectus disclosure, the Trustees of the funds have approved an agreement and plan of reorganization for Putnam Retirement Advantage 2020 Fund whereby the fund will be merged into Putnam Retirement Advantage Maturity Fund. This transaction is expected to occur no later than December 30, 2020.

Federal tax information (Unaudited)

Each fund designated the following percentages of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Qualifying %
Putnam Retirement Advantage 2040 Fund	1.40%
Putnam Retirement Advantage 2035 Fund	24.29
Putnam Retirement Advantage 2030 Fund	43.86
Putnam Retirement Advantage 2025 Fund	20.90
Putnam Retirement Advantage 2020 Fund	6.21

For the reporting period, each fund hereby designates the following percentages, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

Qualifying %
Putnam Retirement Advantage 2040 Fund	1.94%
Putnam Retirement Advantage 2035 Fund	33.68
Putnam Retirement Advantage 2030 Fund	60.85
Putnam Retirement Advantage 2025 Fund	29.48
Putnam Retirement Advantage 2020 Fund	8.37

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

66 Retirement Advantage Funds	Retirement Advantage Funds 67

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

68 Retirement Advantage Funds

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Retirement Advantage Funds 69

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

70 Retirement Advantage Funds

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Retirement Advantage Funds 71

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Asset Allocation	Putnam Retirement Advantage 2035 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2030 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2025 Fund
Putnam Retirement Advantage 2020 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

72 Retirement Advantage Funds

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Retirement Advantage Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed for the last fiscal year for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2020*	$164,775	$ —	$54,536	$ —

*	For the period December 31, 2019 (commencement of operations) to August 31, 2020.

For the fiscal year ended August 31, 2020,the fund's independent auditor billed aggregate non-audit fees in the amount of $400,378 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last fiscal year relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last fiscal year for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last fiscal year for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2020*	$ —	$345,842	$ —	$ —

*	For the period December 31, 2019 (commencement of operations) to August 31, 2020.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Target Date Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 29, 2020